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                                                                    Exhibit 99.1


                                                                  VOXWARE [LOGO]
--------------------------------------------------------------------------------

VOXWARE ANNOUNCES FISCAL 2006 SECOND QUARTER RESULTS

LAWRENCEVILLE, NJ -- FEBRUARY 2, 2006 - Voxware, Inc. (OTC: VXWR), a leading supplier of voice-driven solutions for the logistics workforce, announced financial results for the quarter ended December 31, 2005.

                                        THREE MONTHS ENDED DECEMBER 31
                                             2005               2004                      % CHANGE
                                             ----               ----                      --------
                                                                         (positive numbers indicate favorable variance,
                                                 (in thousands)           numbers in () indicate unfavorable variance)
           Total Revenues                $    3,933          $   4,286                       (8%)
              Net Loss                   $     (906)         $    (449)                    (102%)
 Applicable to Common Stockholders

                                         SIX MONTHS ENDED DECEMBER 31
                                             2005              2004                       % CHANGE
                                             ----              ----                       --------
                                                                         (positive numbers indicate favorable variance,
                                                 (in thousands)           numbers in () indicate unfavorable variance)

           Total Revenues                $    9,312          $   7,180                      +30%
              Net Loss                   $   (1,014)         $  (1,151)                     +12%
 Applicable to Common Stockholders

Revenues were at $3,933,000, with a corresponding operating loss equal to $1,170,000 in this quarter. After the exclusion of $394,000 in amortization of deferred employee compensation associated with stock option issuances (a non-cash item), operating loss was $776,000. Voxware believes this is a more representative measure of overall financial health of the Company because it is more closely correlated to cash flow. The Company's revenues declined during the second quarter as several large customers delayed planned installations due to events at their corporate level independent of Voxware. The decline was amplified by a lower average price per unit during the quarter due to increased hardware-only upgrades and competitive pressures in selected sales. Working capital was at $6,535,000 at the end of the quarter. In addition, the Company's new stock symbol, VXWR, reflects December's reverse stock split, paving the way for Voxware to apply for listing on NASDAQ's Capital Market.

"Within the last five months the Company announced the release of new software to allow Voxware's leading solutions for voice-enabling mobile computers to be offered on a much broader range of mobile computers than ever before, expanding where and how voice can enhance the management of warehouse workflows," stated Tom Drury, Voxware's CEO. "In that same period the Company announced significant strategic relationships with leading mobile computer manufacturers, LXE and Symbol Technologies. We believe that these partnerships, and our new software offerings, allow Voxware's voice-logistics solutions to be offered to a wider array of customers, in a greater variety of applications, positioning Voxware to drive and better capitalize on growth of the market. During the second quarter the Company increased its spending on marketing, new channel development, and product development in preparation for responses to the opportunities stemming from our relationships with LXE and Symbol Technologies."


ABOUT VOXWARE

Voxware, Inc. (OTC: VXWR) provides voice-driven logistics solutions that optimize the full spectrum of warehouse operations for greater accuracy, productivity and flexibility in supply chain execution.

Voxware's corporate headquarters are in Lawrenceville, New Jersey, with operating offices in Cambridge, Massachusetts and the United Kingdom. Additional information about Voxware can be obtained on the Internet at WWW.VOXWARE.COM.


--------------------------------------------------------------------------------
   CORPORATE HEADQUARTERS | 168 Franklin Corner Road, Lawrenceville, NJ 08648
                     Tel: 609. 514.4100 | Fax: 609. 514.4101

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                                                                  VOXWARE [LOGO]
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FOR ADDITIONAL INFORMATION:

Investor Relations Contact:
Paul Commons   IR@voxware.com
Voxware, Inc.
609.514.4100

This news release may contain forward-looking statements. Such statements are subject to certain factors that may cause Voxware's plans to differ or results to vary from those expected including the risks associated with Voxware's need to introduce new and enhanced products and services in order to increase market penetration and the risk of obsolescence of its products and services due to technological change; Voxware's need to attract and retain key management and other personnel with experience in providing integrated voice-based solutions for logistics, specializing in the supply chain sector; the potential for substantial fluctuations in Voxware's results of operations; competition from others; Voxware's evolving distribution strategy and dependence on its distribution channels; the potential that speech products will not be widely accepted; Voxware's need for additional capital; and a variety of risks set forth from time to time in Voxware's filings with the Securities and Exchange Commission. Voxware undertakes no obligation to publicly release results of any of these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unexpected results.

                                 (Tables Follow)

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

                                               VOXWARE, INC. AND SUBSIDIARIES
                                                 CONSOLIDATED BALANCE SHEETS
                                              (IN THOUSANDS, EXCEPT SHARE DATA)


                                                                                       DECEMBER 31, 2005     JUNE 30, 2005
                                                                                       -----------------   -----------------
                                                                                          (UNAUDITED)          (AUDITED)
                                                           ASSETS
CURRENT ASSETS
      Cash and cash equivalents                                                        $          7,144    $          3,639
      Accounts receivable, net of allowance for doubtful accounts of $182 and
         $116 at December 31, 2005 and June 30, 2005, respectively                                3,881               2,408
      Inventory, net                                                                                400                 616
      Deferred project costs                                                                        102                 150
      Prepaids and other current assets                                                             140                  61
                                                                                       -----------------   -----------------
           TOTAL CURRENT ASSETS                                                                  11,667               6,874

PROPERTY AND EQUIPMENT, NET                                                                         350                 238
OTHER ASSETS
      Deferred financing costs, net                                                                 175                 266
      Other assets, net                                                                              36                  36
                                                                                       -----------------   -----------------
           TOTAL OTHER ASSETS                                                                       211                 302
                                                                                       -----------------   -----------------
TOTAL ASSETS                                                                           $         12,228    $          7,414
                                                                                       =================   =================

                                            LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
      Current portion of long-term debt                                                $            736    $            666
      Line of credit                                                                                  -               1,000
      Accounts payable and accrued expenses                                                       2,402               3,103
      Deferred revenues                                                                           1,994               1,501
                                                                                       -----------------   -----------------
           TOTAL CURRENT LIABILITIES                                                              5,132               6,270
      Long-term debt, net of current maturities                                                     191                 334
                                                                                       -----------------   -----------------
           TOTAL LIABILITIES                                                                      5,323               6,604
                                                                                       -----------------   -----------------

STOCKHOLDERS' EQUITY
      7% cumulative Series D Convertible Preferred Stock, $0.001 par value,
         ($9,744 aggregate liquidation preference at June 30, 2005); 649,621,940
         shares issued and outstanding at June 30, 2005                                               -                 650
      Common Stock, $0.001 par value, 12,000,000 and 1,500,000,000 shares authorized as of December 31, 2005 and June 30, 2005, respectively;
          6,262,844 and 521,354 shares issued and outstanding at
         December 31, 2005 and June 30, 2005, respectively                                            6                   1
      Additional paid-in capital                                                                 77,764              70,795
      Accumulated deficit                                                                       (67,560)            (66,626)
      Deferred compensation                                                                      (3,304)             (4,022)
      Accumulated other comprehensive gain                                                           (1)                 12
                                                                                       -----------------   -----------------
           TOTAL STOCKHOLDERS' EQUITY                                                             6,905                 810
                                                                                       -----------------   -----------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                             $         12,228    $          7,414
                                                                                       =================   =================


Financial statements should be read in conjunction with the Notes to Consolidated Financial Statements contained in Forms
10-KSB, 10-QSB and 10-QSB/A.

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

                                                   VOXWARE, INC. AND SUBSIDIARIES
                                                CONSOLIDATED STATEMENTS OF OPERATIONS
                                                (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                    THREE MONTHS ENDED                      SIX MONTHS ENDED
                                                                        DECEMBER 31,                          DECEMBER 31,
                                                              --------------------------------     --------------------------------
                                                                   2005              2004               2005              2004
                                                              --------------    --------------     --------------    --------------
                                                                (UNAUDITED)       (UNAUDITED)        (UNAUDITED)       (UNAUDITED)
REVENUES
      Product revenues                                        $        3,096    $        3,399     $        7,473    $        5,664
      Services revenues                                                  837               887              1,839             1,516
                                                              --------------    --------------     --------------    --------------
          TOTAL REVENUES                                               3,933             4,286              9,312    #        7,180
                                                              --------------    --------------     --------------    --------------

COST OF REVENUES
        Cost of product revenues                                       1,044             1,293              2,267             1,954
        Cost of service revenues                                         844               895              1,949             1,582
                                                              --------------    --------------     --------------    --------------
          TOTAL COST OF REVENUES                                       1,888             2,188              4,216             3,536
                                                              --------------    --------------     --------------    --------------

GROSS PROFIT                                                           2,045             2,098              5,096             3,644
                                                              --------------    --------------     --------------    --------------

OPERATING EXPENSES
        Research and development                                         889               513              1,563               959
        Sales and marketing                                            1,208               654              2,346             1,164
        General and administrative                                       724               783              1,427             1,481
        Amortization of deferred employee compensation                   394               364                809               720
                                                              --------------    --------------     --------------    --------------
          TOTAL OPERATING EXPENSES                                     3,215             2,314              6,145             4,324
                                                              --------------    --------------     --------------    --------------

OPERATING LOSS                                                        (1,170)             (216)            (1,049)             (680)

OTHER EXPENSES
      Interest expense, net of interest income                            (9)              (63)               (46)             (123)
      Gain on sale of tax loss carryforwards                             248                 -                248                 -
      Other (expenses) income, net                                       (23)                6                (69)                5
                                                              --------------    --------------     --------------    --------------

NET LOSS BEFORE INCOME TAXES                                            (954)             (273)              (916)             (798)

BENEFIT FROM (PROVISION FOR) INCOME TAXES                                 48                 -                (18)                -
                                                              --------------    --------------     --------------    --------------

NET LOSS                                                                (906)             (273)              (934)             (798)
      Dividends-Series D Convertible Preferred Stock                       -              (176)               (80)             (353)
                                                              --------------    --------------     --------------    --------------

NET LOSS APPLICABLE TO COMMON STOCKHOLDERS                    $         (906)   $         (449)    $       (1,014)   $       (1,151)
                                                              ==============    ==============     ==============    ==============

NET LOSS PER SHARE APPLICABLE TO COMMON STOCKHOLDERS
      Basic and diluted                                       $        (0.14)   $        (1.27)    $        (0.21)   $        (3.47)
                                                              ==============    ==============     ==============    ==============

WEIGHTED AVERAGE NUMBER OF SHARES USED IN COMPUTING
NET LOSS PER COMMON SHARE
      Basic and diluted                                                6,260               354              4,940               332
                                                              ==============    ==============     ==============    ==============


Financial statements should be read in conjunction with the Notes to Consolidated Financial Statements contained in Forms 10-KSB,
10-QSB and 10-QSB/A.
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